Corporate Presentation

2009

Safe Harbor Statement

            Safe Harbor Statement Under the Private Securities Litigation Reform Act
of 1995:  Any statements set forth in this presentation that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as unanticipated changes in product demand, increased competition, downturns in the economy, failure to comply with specific regulations pertaining to government projects, fluctuation of revenue due to the nature of project lifecycles, and other information detailed from time to time in the Company filings and future filings with the United States Securities and Exchange Commission. The forward-
looking statements contained in this presentation are made only of this date, and the Company is under no obligation to revise or update these forward-looking statements.

Wind Power Economics Propel Our Business Model

Source: US Data; Citi Investment Research, Nov 2007

Source: National Development and Reform Committee

Significant technology advances have made wind
power one of the most attractive sources of energy in
the world

0.04-0.07

0.04-0.05

0.20-0.80

0.05-0.12

0.03-0.05

0.05-0.08

$/kWh
(China)

0.02-0.07

Geothermal

0.02-0.06

Nuclear

0.20-0.60

Solar PV

0.07-0.09

Biofuel

0.02-0.05

Coal

0.03-0.06

Wind

$/kWh (U.S)

Power Source

China Wind Systems

Purchase
Purchase
Purchase
Installation
Utility fee

Forged Steel
Components

Where We Fit in Wind Power

Wind power is a promising, growing industry with strong potential

China is a world leader in the advancement of wind power

Wind turbines contain highly technical components that are creating a supply bottleneck

China Wind has market advantage in making these forged wind-power components

Demonstrated solid execution of our business plan to become a key supplier of significant wind-power components

Fabrication

Assembly

Yaw Bearings, Blades,
Gearbox and Other Parts

Wind Turbine

Grid Connection

End User

Wind Farm

China Wind Systems

Pitch
Rotor
Low-speed shaft
Gear box
Generator
Controller
Anemometer
Wind direction
Brake
Yaw drive
Wind Vane
Yaw motor
High-speed shaft
Nacelle
Blades
Tower

Interior of Wind Turbine Unit

Source: U.S. Department of Energy

% Cost Breakdown of  A Windmill

Component

Percent

Blade

19%

Electrical Control System

16%

Gearbox

15%

Tower

9%

Generator

8%

Hub

7%

Yaw System

5%

Spare Parts

5%

Nacelle

4%

Main Shaft

4%

Central Monitoring/Control System

3%

General Assembly

3%

Hydraulic System

2%

Source: Morgan Stanley Research

*We supply forged products for wind power components

China Wind Power’s Rapid Growth Drives Our Business

China’s wind power installed capacity doubled in 2008,
reaching 12.2 GW

China joined US as the markets with the highest
installed wind power capacity, in 2008

Capacity growth rate averaged more than 46% per year
in the last ten years

Installed wind capacity expected to increase 64% in 2009
to 20 GW

In April 2009, China government more than tripled target
for installed capacity by 2020 to 100 GW from 30 GW

Government offers subsidies to manufacturers of wind
turbine components and builders of wind turbine

Source:  China Wind Power Report 2007, China Environmental Science Press

               Global Wind Energy Council

               The 3 rd China (Shanghai) International Wind Energy Exhibition & Symposium

                National Energy Administration

               Center for Wind and Solar Energy Resource Assessment, China Meteorological Administration

5MW wind turbine by REpower

Industry Bottleneck Secures Our Opportunity

Government mandates that 70% of wind turbine components be manufactured locally, encouraging domestic suppliers

In 2008, gearbox demand was 10,000 MW while supply was only 4,000 MW

Increases in wind turbine size will prolong this supply constraint

China Wind Systems’ primary strategic focus is to solve the bottleneck by providing forged components, including forged rolled rings, gear rims, and shafts used in gearboxes and yaw bearings

Sources: Renewable Energy World Magazine

“The wind power industry is experiencing such tremendous growth that the industry is facing a serious shortage of various components.  The component shortages mainly involve gearboxes and yaw bearings.  The component shortage has limited the industry’s overall growth rate and resulted in large backorders for wind turbine and system manufacturers.  At the end of 2006, wind farms developers had to wait 12 months for turbines to be delivered and this delay may grow to 18 to 24 months.  Demand in
2007 is expected to be 20 gigawatts and supply is only expected to be 17 gigawatts, resulting in a 3-
gigawatt shortage according to the Global Wind Energy Council.”

- Richard W. Asplund,  “Profiting from Clean Energy”, pp 137 (Copyright 2008)

*Emphasis added

Unfinished shaft

Moving into the Wind Power Industry

22%

8,500 tons of rolled
rings

April 2007

None

Rolled rings up to 3
meters diameter

Original Facility

400 Gearbox

200 Yaw Bearings

40,000 tons of rolled rings,
flanges, shafts and gear rims

Design Capacity

Expansion Phase I

Expansion Phase II*

Products

Rolled rings up to 6.3 meters
diameter rolled rings, flanges,
shafts, and gear rims

Gearbox and yaw
bearings

Equipment Installation

Jan 08  - Nov 08

2009 – 2010

Production Start

Feb 2009

2011

Expected Gross
Margins

28%-34%

28% - 32%

*Subject to the Company securing sufficient financing

The Company shall reach 50% of design capacity in 2009

Leading metal fabricator of components for heavy machinery industries

State-of-the-art (108,000 SF) manufacturing facility

Time-tested innovative engineers and skilled technicians

Growth strategy is to be a leader in the fast growing $8.59 billion China wind-power equipment market

Supply forged rolled rings used in yaw bearings and gearboxes since
April 2007

Rings  = 3 meters in diameter, for use in wind turbine units = 3 MW

Began supplying and manufacturing forged rolled rings in April 2007 and flanges, shafts and gear rims in February 2009

Rings =6.3 meters in diameter, for use in up to 5 MW wind turbine units

Shafts used in 1MW-3MW wind turbine units

Gear rims for use in gearbox

Flanges for tower

Added to the First Trust Global Wind Energy ETF, “FAN,” joining wind industry leaders such as Nordex and Vestas Wind Systems among others

Company Overview

Gear Rim

Rolled rings

Source:

China Clean Energy Weekly, February 1-9, 2009

First Mover Advantage Keeps Us Ahead of the Curve

Competitive Advantages:

Scalable production capability to meet varied market
needs

Critical QAQC certification and capability to ensure
quality and safety

Internal innovation capability to lead new product
development

Track record of dealing with major SOE customers

Prime location in Jiangsu Province near major
transportation routes enables cost-savings

Strong management capability to accelerate company’s
leadership role in the industry

Majority of Chinese competitors rely on less effective
technology to produce forged rolled rings

Forging Process at Wuxi Facility

China Wind Systems

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Leveraging Existing Wind Customer Base

Shafts

2009 New Customer

Shanghai Electric Co., Ltd

Shafts

2009 New Customer

Zhejiang Yunda Co., Ltd

Shafts

2009 New Customer

Dong Fang Electric Co., Ltd

Flanges

2009 New Customer

Gansu Keyao Electrical Manufacturing Co., Ltd

Gear rims

2009 New Customer

Hangzhou Advance Gearbox Group Co., Ltd

Rolled rings

2008 New Customer

Luoyang Zhuxin Zhoucheng Co. Ltd*

Shafts

Rolled Rings

Rolled rings

Rolled rings

Rolled rings

Rolled rings

Rolled rings

Product

2009 New Customer

Mingyang Wind Power Technology Co., Ltd

2009 New Customer

Wuxi Lida Gear Manufacturing Co., Ltd

2008 New Customer

2008 New Customer

2008 New Customer

2007 New Customer

2007 New Customer

Luoyang Huizhuo Zhoucheng Co. Ltd*

Luoyang Chengbang Zhoucheng Co. Ltd*

Luoyang UBT Bearing Co. Ltd*

Name of Company

Luoyang Shengia Zhoucheng Co Ltd*

Luoyang Heavy Zhoucheng Co. Ltd*

7 New Wind Customers Year-To-Date In 2009

* Subsidiaries of a large SOE

China Wind Systems

$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
18.2
4.7
3.1
24.4
5.7
3.6
42.3
8.1
5.8
7.8
1.7
0.9
10.9
2.1
1.5
2006
2007
2008
Q4 07
Q4 08
Revenues
EBIT
Net Income

Strong Growth

Notes: $ figures in millions

Income tax rate: 33%, 2005-2007; 25%, 2008

2007 net income net income before and after-tax excluded, $6.7 MM in one-time tax benefit, Q3, 2007

2008 net income before and after tax net income adds back one-time non-cash charge of ($2.3M) related to amortization of debt discount to interest expense and one-time non-cash charge of ($2.9) MM, related to deemed preferred dividend related to issuance of stock warrants upon conversion of convertible debt to series A preferred stock

$45,000,000
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
Q107
Q207
Q307
Q407
2007
Q108
Q208
Q308
Q408
2008
Forged Products - Wind Related
Forged Products - Other industries
Coking equipment
Dye Machines

Revenue Breakdown

Experienced Executive Team

Mr. Jianhua Wu, Chairman / CEO

Mr. Wu is the Founder and CEO of the Huayang Companies and has more than 20 years of machinery manufacturing experience. He holds a certificate in Mechanical engineering and is a  founding member of China Wind Association.

Mr. Leo Wang, CFO

Mr Wang is the Founder and Principal of Cambridge Invest, an investment advisory firm. Previously, he was CFO of Renhuang Pharmaceuticals, Inc. and held senior positions at Global
Guardian Group (hedge fund), Fleet Boston Financial Corp (now merged with Bank of America) and Norwegian Ministry of Finance; Mr. Wang was a NSF scholar at Harvard University and earned a MBA in finance from Massachusetts Institute of Technology and PhD in Economics from University of Oslo.

Mr. Adam Wasserman, CPA, Vice President of Financial Reporting

Mr. Wasserman is the CEO of CFO Oncall, Inc., an accounting consulting firm, 1999. Mr. Wasserman  holds CFO titles for Transax International Ltd, since May 2005, Lotus
Pharmaceuticals, Inc. since October 2006, Gold Horse Intl. Inc. since July 2007, and Genesis Technology Group, Inc, from 2000 to September 2007. He earned a B.S. in Accounting from the State University of New York, Albany.

Mr. Ryan Hua, VP / Operations

Mr. Hua was previously a Partner of Wuxi Zhong Qiang Heavy Machinery, Inc. Previously, he  was a General Manager at Zhong Qiang Heavy Machinery Inc. and Assistant Electrical
Engineer at Huayang Companies. Mr Hua holds a B.S. from Nanjing University of Science and Technology.

Mr. Chen Yao Hong, Chief Engineer

Mr Hong has previous experience in optical Instrument design and radar design and holds a certificate of Mechanical Engineering and a BS in Mechanical Design.

Mr. Bo Xiong Shen, Director / Business Development

Mr. Shen has 28 years experience with progressive responsibilities including Technician Technology Innovation Manager, Director of External Economic Affairs, General Manager of
Import and Export at Nanjing Machine Tools Corp.; in-depth experience in manufacturing large size mechanical bearings and gearbox; He holds a certificate of Sr. Mechanical
Engineer, B.S. Beijing University of Mechanical Technology.

Drew Bernstein, Independent Director

Mr Bernstein serves as Chairman of the Audit Committee of China Wind Systems. He is co-founded Bernstein & Pinchuk LLP (B&P) in 1983. His early recognition of the global marketplace and his extensive travel in the People's Republic of China (“PRC”) resulted in the aggressive expansion of the firm’s services to the PRC. Mr. Bernstein received his BS degree from the University of Maryland Business School, is licensed in the State of New York, Connecticut, California, Texas and Maryland and is a member of the AICPA, the
NYSSCPA and the NSA.

China Wind Systems

1
Inflow of wind
2
Inflow of wind activates rotor (A) & blades (B)
3
Rotor & blades spin the main shaft (C) and gearbox (D), which spins the generator (G), resulting in electrical output

Mature industrial equipment business
manufacturing textile & electrical power equipment
that will continue to generate profitable sales

Redeploying technical expertise to produce high
precision wind power components

Transforming into a leading supplier of wind power
components to address shortages in the industry

Solid financial performance to date and
expectations for majority of growth to be generated
from wind energy segment, including higher margin
wind turbine components

New state-of-the-art manufacturing facility in Wuxi
City ensures cost-efficient product delivery

Experienced management team with successful
track record to build CSWI into a world-class
organization

Investment Highlights

Hydraulic press

wind turbine

Contact

Company Contact:

China Wind Systems, Inc

Leo Wang, Chief Financial Officer

No. 9 Yanyu Middle Road

Quinzhou Village, Huishan District,

Wuxi City, Jiangsu Province, PRC

Tel:1 (917) 455-7735

E-mail: leo.wang@chinawindsystems.com

Investor Relations:

CCG Investor Relations, Inc

Crocker Coulson, President

1325 Avenue of Americas

Suite 2800

New York, NY 10019

Tel: 1 (646) 213-1915

E-mail: crocker.coulson@ccgir.com

Legal Contact:

Asher S. Levitsky P.C.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Telephone: 1 (212) 981-6767
E-mail: ALevitsky@srff.com

External Auditors:

Sherb & Company, LLP

1900 NW Corporate Boulevard

Suite E210

Boca Raton, FL 33431

Tel: 1 (561) 886-4200

Appendix I: Equity Snapshot

Ticker (OTC BB):                                                                                              CWSI

Price (05/11/09):                                                        $0.85

Market Cap:                                                               $38.0 mil

Revenues (ttm):                                                         $42.3 mil

Net Income (ttm):                                                       $5.8* mil

Diluted Shares Outstanding, 12/31/08:                    63.6** mil

EPS (ttm):                                                                   $0.09*

P/E (ttm):                                                                     9.4x*

P/S (ttm):                                                                     0.9x

* Net income, EPS, P/E, non-GAAP: add back non-cash interest expense related to debt issuance ($2.3M) and preferred dividend related to issuance of stock warrants upon conversion of convertible debt to series A preferred stock ($2.9M)

**63,621,211 weighted average diluted shares outstanding, December 31, 2008; ttm 12/31/08

Appendix II: Corporate Structure

CWSI.OB

Fulland Ltd.

Green Power Environmental
Technologies Co., Ltd

(“Green Power”)

Wuxi Fulland Wind Energy
Equipment Co., Ltd

(“Wind Power”)

100%

100%

100%

Wuxi Huayang Dye
Machine Co., Ltd.

(“Huayang Dye
Machine”)

Contractual
Arrangement

WFOE

WFOE

Wuxi Huayang
Electrical Power
Equipment Co., Ltd

(Huayang Electrical
Power Equipment)

Contractual
Arrangement

14,028,189

Common shares issuable upon conversion of series A
preferred stock at $0.37

Share Type

       Number of Shares

Common shares issued and outstanding*

44,895,546

Shares issuable upon exercise of warrants at $0.40**

6,501,077

Shares issuable upon exercise of warrants at $0.50**

400,000

Shares issuable upon exercise of warrants at $0.567**

9,232,424

Total, fully diluted shares:

75,057,236

*As of March 25, 2009

**As of December 31, 2008

Appendix III: Capitalization Structure

Appendix IV: Summary Balance Sheet

($ in thousands)                                                12/31/08                   12/31/07

                                                                            (Audited)                  (Audited)

Cash and Cash Equivalents                              $329                         $5,025

Current Assets                                                   7,586                        10,430

Total Assets                                                      37,332                        28,496

Current Debt                                                     1,021                          4,081

Total Liabilities                                                   4,406                          7,245

Total Stockholders’ Equity                              32,925                        21,251

Appendix V:  Summary Income Statement

Source: Company’s SEC filings

*  Net income, EPS exclude $2.3 million in non-cash interest expenses, amortization of debt issuance cost and $2.9 million deemed preferred dividend

** Net income, EPS exclude one-time income net of $6.7 million related to forgiveness of VAT and income taxes, Q3, 2007

($ in thousands, except per share data)           FYE, Dec 31
(audited)

                                                   Q4 08            Q4 07     YoY%      2008        2007             YoY%

Revenues                                  $10,885         $7,829    39.0%      $42,285   $24,418        73.2%

Gross Profit                                  2,654           2,294     15.7%       10,545       7,052        49.5%

Operating Income                        2,081           1,678     24.0%         8,063       5,662        42.4%

Net Income                                   1,460               903     61.7%        5,829*      3,603 **      61.8%

Diluted EPS                                  $0.02            $0.02                       $0.09*      $0.09^*

Gross Margin                               24.4%          29.3%                       24.9%      28.9%

Operating Margin                        19.1%           21.4%                       19.1%      23.2%

Appendix 6: Non-GAAP Reconciliation Data

Net Income

Diluted

EPS

Net Income

Diluted

EPS

Adjusted Amount of Net Income available to Common Shareholders

5,828,551

$

0.09

$

3,602,730

$

0.10

$

Adjustment

    Interest expenses related to amortization of convertion of convertible debt to common stock (1)

2,324,859

0.04

-

-

    Amortization of debt issuance costs (2)

21,429

0.00

-

-

    Deemed preferred dividend (3)

2,884,062

0.05

-

-

    Other income from forgiveness of VAT and income taxes (4)

(6,710,011)

(0.17)

Amount per consolidated statement of operations

598,201

$

0.01

$

10,312,741

$

0.27

$

   (1) One-time, non-cash interest expenses related to amortization of debt discount to interest expense, Q1 2008

   (2) Amortization related to debt issuance

   (3) One-time non-cash deemed preferred dividend related to issuance of stock warrants upon conversion of convertible debt to series A preferred stock

For the Twelve Months Ended December 31,

2008

2007